Exhibit 99.1

MANAGEMENT PRESENTATION SEPTEMBER 29, 2016

FORWARD LOOKING STATEMENTS 2 IMPORTANT DISCLOSURES This document contains forward - looking statements. Statements that are not historical fact, including statements about Vulcan's beliefs and expectations, are forward - looking statements. Generally, these statements relate to future financial performance, results of operations, business plans or strategies, projected or anticipated revenues, expenses, earnings (including EBITDA and other measures), dividend policy, shipment volumes, pricing, levels of capital expenditures, intended cost reductions and cost savings, anticipated profit improvements and/or planned divestitures and asset sales. These forward - looking statements are sometimes identified by the use of terms and phrases such as "believe," "should," "would," "expect," "project," "estimate," "anticipate," "intend," "plan," "will," "can," "may" or similar expressions elsewhere in this document . These statements are subject to numerous risks, uncertainties, and assumptions, including but not limited to general business conditions, competitive factors, pricing, energy costs, and other risks and uncertainties discussed in the reports Vulcan periodically files with the SEC. Forward - looking statements are not guarantees of future performance, and actual results, developments, and business decisions may vary significantly from those expressed in or implied by the forward - looking statements. The following risks related to Vulcan's business, among others, could cause actual results to differ materially from those described in the forwa rd - looking statements: those associated with general economic and business conditions; the timing and amount of federal, state and local funding for infrastructure; changes in Vulcan’s effective tax rate that can adversely impact results; the increasin g reliance on information technology infrastructure for Vulcan’s ticketing, procurement, financial statements and other process es, which could adversely affect operations in the event such infrastructure does not work as intended or experiences technical difficulties or is subjected to cyber attacks; the impact of the state of the global economy on Vulcan’s businesses and finan cia l condition and access to capital markets; changes in the level of spending for private residential and private nonresidential construction; the highly competitive nature of the construction materials industry; the impact of future regulatory or legisl ati ve actions , including those relating to climate change or greenhouse gas emissions or the definition of minerals; the outcome of pending legal proceedings; pricing of Vulcan's products; weather and other natural phenomena; energy costs; costs of hydrocarbon - based raw materials; healthcare costs; the amount of long - term debt and interest expense incurred by Vulcan; changes in interest rates; volatility in pension plan asset values and liabilities, which may require cash contributions to t he pension plans; the impact of environmental clean - up costs and other liabilities relating to previously divested businesses; Vulcan's ability to secure and permit aggregates reserves in strategically located areas; Vulcan's ability to manage and successfully integrate acquisitions; the potential of goodwill or long - lived asset impairment; and other assumptions, risks and uncertainties detailed from time to time in the reports filed by Vulcan with the SEC. All forward - looking statements in this communication are qualified in their entirety by this cautionary statement. Vulcan disclaims and does not undertake any obligation to update or revise any forward - looking statement in this document except as required by law.

TODAY’S DISCUSSION 3 THE VULCAN WAY: UNLEASHING OUR BEST MULTI - YEAR RECOVERY AHEAD STRONG PROFITABILITY IMPROVEMENT CONSISTENT WITH LONGER - RANGE GOALS CASE EXAMPLE OF RECOVERY IN ACTION: METRO ATLANTA IMPLICATIONS AND EXPECTATIONS FOR THE BALANCE OF 2016 AND CONTINUED GROWTH IN 2017 OUR FOCUS NOW AND MOVING FORWARD

THE VULCAN WAY: UNLEASHING OUR BEST 4

ALL DIRECTLY TIED TO OUR AGGREGATES - CENTRIC STRATEGY ‘ONE VULCAN, LOCALLY LED’ THE VULCAN WAY: UNLEASHING OUR BEST 5 Strong local market leadership and autonomy Prioritized company - wide performance improvements Better sales and service Faster growth Increased profitability Higher returns on capital

THE VULCAN WAY: UNLEASHING OUR BEST 6 We are committed to our people, our customers, our communities, our environment, our shareholders

COMMITMENT TO OUR PEOPLE THE VULCAN WAY: UNLEASHING OUR BEST 7

MSHA Injury Rate COMMITMENT TO OUR PEOPLE – SAFETY THE VULCAN WAY: UNLEASHING OUR BEST 8 2.2 2.2 2.1 2.1 2.1 2.0 1.4 1.3 1.6 1.2 1.4 1.3 1.2 2010 2011 2012 2013 2014 2015 YTD 2016 Industry Vulcan (A) Note: MSHA and internal safety data, injury rate per 200,000 hours worked. (A) Not available.

THE VULCAN WAY: UNLEASHING OUR BEST 9

NEVER SATISFIED THE VULCAN WAY: UNLEASHING OUR BEST 10

COMMITMENT TO OUR CUSTOMERS THE VULCAN WAY: UNLEASHING OUR BEST 11

COMMITMENT TO OUR CUSTOMERS THE VULCAN WAY: UNLEASHING OUR BEST 12

COMMITMENT TO OUR COMMUNITIES AND ENVIRONMENT THE VULCAN WAY: UNLEASHING OUR BEST 13 MORE THAN 99% OF INSPECTIONS ARE CITATION - FREE

COMMITMENT TO OUR SHAREHOLDERS THE VULCAN WAY: UNLEASHING OUR BEST 14 WE RUN THIS BUSINESS ON YOUR BEHALF.

COMMITMENT TO CONTINUOUS IMPROVEMENT THE VULCAN WAY: UNLEASHING OUR BEST 15

MULTI - YEAR RECOVERY AHEAD 16

MULTI - YEAR RECOVERY AHEAD - SUMMARY 17 Reminder: Per - capita aggregates demand in Vulcan - served markets remains well below normal levels The drivers underpinning demand recovery and eventual expansion remain intact; growth in public construction just beginning to contribute to this recovery Pre - construction project pipelines have strengthened sharply; however, recent lags in starts and construction sector capacity constraints are impacting the pace of shipment growth in the nearer term Pricing strength early in the cycle demonstrates confidence of market participants in a sustained recovery A longer, more moderately - paced recovery could also be a more profitable recovery

MULTI-YEAR RECOVERY AHEAD

Vulcan Materials Company

DESPITE THREE YEARS OF SHIPMENT GROWTH...


Aggregates Shipments - TTM
185
45 million incremental tons, ~8% same-store annualized growth rate
140
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
2013
2014
2015
2016

Amounts in millions. Note: TTM = Trailing Twelve Months. TTM 2Q'13 represents the cyclical low in aggregates volumes.

18

MULTI - YEAR RECOVERY AHEAD 19 … PER CAPITA CONSUMPTION LEVELS REMAIN WELL BELOW 40+ YEAR TRENDS… Source: Company estimates as of the beginning of 2016.

MULTI-YEAR RECOVERY AHEAD

... AND TOTAL COMPANY SHIPMENTS REMAIN WELL BELOW NORMALIZED LEVELS


Illustrative: VMC Aggregates Shipments in Context of Cycles
Pro Forma Sales Volume
Illustrative Shipment Growth
Normal demand
Today's assets had peak shipments of ~305 million tons
~255 million tons estimated at normal demand, normal share
EVENTUAL NEXT EXPANSION
EXPANSION
RECOVERY
185 million tons shipped TTM 2Q'16
TTM shipments troughed at 140 million tons, 2Q'13

Note: TTM = Trailing Twelve Months. TTM 2Q'13 represents the cyclical low in aggregates volumes.

20

REVIEW: WHAT DOES NORMAL DEMAND LOOK LIKE? MULTI - YEAR RECOVERY AHEAD 21 Private Demand Public Demand 1.4 million housing starts, versus 45 - year trend of 1.45 million starts 1.0 billion square feet of annual private nonresidential construction, consistent with 45 - year average Mid - single digit growth in public highway funding (local, state and federal ) Continued modest growth in infrastructure spending driven by state and local tax revenue 0.3 billion square feet of annual public nonresidential construction, consistent with 45 - year average Expectation does not assume the next cyclical peak in private construction Expectation does not assume new , extraordinary commitments to investing in the nation's infrastructure

UNDERLYING DEMAND DRIVERS ARE FIRMLY IN PLACE MULTI - YEAR RECOVERY AHEAD 22 Private Demand Public Demand Population growth Total employment Household income and wage gains Household formations Current imbalance of housing stock and housing demand Population growth Multi - year federal transportation bill Step - up in state level funding Record state and local tax receipts Public investment 20% below 60 - year trend; unsustainable under - investment Increasing political awareness and acceptance of need to invest in infrastructure

THE UNFOLDING RECOVERY MULTI - YEAR RECOVERY AHEAD 23 Time Construction activity Early - Stage : Private demand (housing, non - res) begins to recover after historic collapse Mid - Stage : Public funding gains begin to convert to construction activity, joining continued private recovery Later - Stage : Private and public construction reinforce each other and continue to catch - up on prior underinvestment Many of our markets are at this transition point

24 ‘THE SIGNAL VERSUS THE NOISE’: FACTORS IMPACTING THE SHIFTING PACE OF THE RECOVERY OVER TIME

Conversion of pipeline to starts: Pre - construction project pipeline: FACTORS IMPACTING THE PACE OF SHIPMENT RECOVERY 25 Rate of shipment recovery Core demand drivers Construction sector capacity and bottlenecks: MULTI - YEAR RECOVERY AHEAD THESE FACTORS PLAY OUT DIFFERENTLY ACROSS GIVEN MARKETS AT GIVEN TIMES

FACTORS IMPACTING THE PACE OF SHIPMENT RECOVERY 26 Core demand drivers MULTI - YEAR RECOVERY AHEAD Pre - construction project pipeline: $ Value of backlog Pace of additions End - use mix, geographic mix, and size/ complexity of projects

STRONG GROWTH IN NEW PROJECTS ENTERING THE PIPELINE… 27 MULTI - YEAR RECOVERY AHEAD Source: Dodge Data & Analytics; Company analysis of Vulcan served markets, projects over $50 million in estimated value. $44 $40 $76 $90 $152 $177 YTD Aug 2014 YTD Aug 2015 YTD Aug 2016 Public Private $134 $253 $192 Value of New Projects Entering Pipeline – Vulcan - Served Markets ($ in billions) A clear signal of demand recovery strength

…MIRRORED BY SUSTAINED STRENGTH IN DODGE MOMENTUM INDEX (NONRESIDENTIAL LEADING INDICATOR) 28 MULTI - YEAR RECOVERY AHEAD 50 75 100 125 150 2011 2012 2013 2014 2015 2016 Source: Dodge Data & Analytics; Total U.S.; Year 2000 = 100; Dodge Momentum Index is a measure of private and public nonresi den tial activity. RECOVERY IN SHIPMENTS BEGAN

Conversion of pipeline to starts: Macro - confidence/ uncertainty Complexity of project design, permitting, etc. Developer discipline (e.g. homebuilders deliberate in adding new supply) Views regarding available construction capacity FACTORS IMPACTING THE PACE OF SHIPMENT RECOVERY 29 Core demand drivers MULTI - YEAR RECOVERY AHEAD Pre - construction project pipeline: $ Value of backlog Pace of additions End - use mix, geographic mix, and size/ complexity of projects

MULTI - YEAR RECOVERY AHEAD 30 DESPITE PRE - CONSTRUCTION PIPELINE STRENGTH, STARTS MOMENTUM HAS RECENTLY MODERATED TTM Value of Construction Starts, Indexed to January 2012 Source: Dodge Data & Analytics; Total U.S.; January 2012 = 100; TTM = Trailing Twelve Months.

Conversion of pipeline to starts: Macro - confidence/ uncertainty Complexity of project design, permitting, etc. Developer discipline (e.g. homebuilders deliberate in adding new supply) Views regarding available construction capacity FACTORS IMPACTING THE PACE OF SHIPMENT RECOVERY 31 Core demand drivers MULTI - YEAR RECOVERY AHEAD Pre - construction project pipeline: $ Value of backlog Pace of additions End - use mix, geographic mix, and size/ complexity of projects Construction sector capacity and bottlenecks: Project specific factors Construction labor Equipment Logistics Weather/ ground conditions (short - term)

MULTI - YEAR RECOVERY AHEAD 32 CONSTRUCTION EMPLOYMENT IN VULCAN STATES GROWING BUT CONSTRAINED IN CERTAIN AREAS 3.45 3.98 January 2013 June 2016 ~4.2% CAGR in initial stages of recovery Remains below peak construction employment In millions. Source: Bureau of Labor Statistics; Vulcan - served states.

Conversion of pipeline to starts: Macro - confidence/ uncertainty Complexity of project design, permitting, etc. Developer discipline (e.g. homebuilders deliberate in adding new supply) Views regarding available construction capacity RECAP: FACTORS IMPACTING THE PACE OF SHIPMENT RECOVERY 33 Core demand drivers MULTI - YEAR RECOVERY AHEAD Pre - construction project pipeline: $ Value of backlog Pace of additions End - use mix, geographic mix, and size/ complexity of projects Construction sector capacity and bottlenecks: Project specific factors Construction labor Equipment/ capital investments Logistics Weather/ ground conditions (short - term) Rate of shipment recovery Stronger growth; clear signal Starts fluctuation normal Some markets supply - constrained short term

MULTI-YEAR RECOVERY AHEAD

Vulcan Materials Company

POSITIVE PRICING CLIMATE EARLY IN CYCLE REFLECTS THESE DYNAMICS

Aggregates Freight Adjusted Price Per Ton - TTM


$12.28
$10.64
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
2013
2014
2015
2016

Note: TTM = Trailing Twelve Months. TTM 2Q'13 represents the cyclical low in aggregates volumes.

34

PROFITABILITY IMPROVEMENT CONSISTENT WITH LONGER - RANGE GOALS 35

36 Our longer - range goals remain unchanged from our February 2015 Investor Day Core profitability engine strong; results on track with - or ahead of - longer - range goals Profitability gains solid across our portfolio, despite ‘uneven’ shipment growth rates across markets Magnitude of improvement over 3 years of recovery demonstrates impact of ‘continuous compounding improvements’ Further to go: Multiple levers support continued profitability improvements in line with full and fair return on capital PROFITABILITY IMPROVEMENT CONSISTENT WITH LONGER - RANGE GOALS - SUMMARY

PROFITABILITY IMPROVEMENT CONSISTENT WITH LONGER - RANGE GOALS 37 $600 > $2,000 $1,300 $175 - $60 2014 Adjusted EBITDA Aggregates Volume and Margin Expansion Other Segments Volume and Margin Expansion SAG/Other Cost Increases EBITDA Goal at Normal Demand, Normal Share Review: EBITDA Goal at Normal Demand Amounts in millions. Source: February 2015 Investor Day. LONGER - RANGE GOALS UNCHANGED

PROFITABILITY IMPROVEMENT CONSISTENT WITH LONGER-RANGE GOALS

Vulcan Materials Company

INCREMENTAL MARGINS CONSISTENTLY AHEAD OF LONGER-RANGE GOAL…


Gross Profit Flow Through
on Incremental Aggregates Revenue - TTM
80%
48%
LONGER-RANGE GOAL OF >60% FLOW THROUGH
3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q
2013 2014 2015 2016

Note: TTM = Trailing Twelve Months. Gross Profit Flow Through = Change in Segment Gross Profit / Change in Freight-Adjusted Revenues. Excludes impact of acquisitions completed during 2014 and 2015. See Appendix for reconciliation of Non-GAAP measures.

38

PROFITABILITY IMPROVEMENT CONSISTENT WITH LONGER-RANGE GOALS

Vulcan Materials Company

… SUPPORTED BY STRONG PER TON PROFITABILITY IMPROVEMENTS


Aggregates Cash Gross Profit Per Ton - TTM
$4.19
$4.51
$4.99
$6.02
~$8.25
2Q'13
2Q'14
2Q'15
2Q'16
Goal at Normal Demand

Note: TTM = Trailing Twelve Months. TTM 2Q'13 represents the cyclical low in aggregates volumes. See Appendix for reconciliation of Non-GAAP measures.

39

PROFITABILITY IMPROVEMENT CONSISTENT WITH LONGER-RANGE GOALS

Vulcan Materials Company

CHANGE IN AGGREGATES PROFITABILITY SINCE RECOVERY BEGAN

45 million incremental tons; $525 million in incremental gross profit

Aggregates Volume – TTM



140
185
45
2Q'13
2Q'16
Change

Aggregates Gross Profit – TTM



$358
$883
$525
2Q'13
2Q'16
Change

Shipments at normal demand: ~255 million
Shipments at prior peak demand: ~300 million

Gross profit per ton increased $2.22, or 87% over this period

Amounts in millions. Note: TTM = Trailing Twelve Months. TTM 2Q'13 represents the cyclical low in aggregates volumes.

40

PROFITABILITY IMPROVEMENT CONSISTENT WITH LONGER-RANGE GOALS

'DOWNSTREAM' SEGMENT PROFIT IMPROVEMENT ALSO ON TRACK


Asphalt, Concrete and Calcium Segments
Cash Gross Profit - TTM
$61
$72
$101
$149
~$250
2Q'13
2Q'14
2Q'15
2Q'16
Goal at Normal Demand

Amounts in millions. Note: TTM = Trailing Twelve Months. See Appendix for reconciliation of Non-GAAP measures.

41

10.0% 9.2% 8.7% 8.6% 6.0% 2Q'13 2Q'14 2Q'15 2Q'16 Goal at Normal Demand CONTINUING TO LEVERAGE SAG TO SALES… 42 SAG As Percent of Total Revenues, TTM Note: TTM = Trailing Twelve Months. TTM 2Q’13 represents the cyclical low in aggregates volumes. PROFITABILITY IMPROVEMENT CONSISTENT WITH LONGER - RANGE GOALS

…WITH SOLID GAINS IN G&A PRODUCTIVITY 43 G&A Headcount Total Revenue Revenue/ G&A Employees ‘13 vs. ‘09 ‘16 vs. ‘13 Revenue/ Total Employees 2% 26% 3% 30% 39% 27% 21% 26% PROFITABILITY IMPROVEMENT CONSISTENT WITH LONGER - RANGE GOALS Note: 2009 and 2013 figures are FY; 2016 figures are YTD June.

0% 10% 20% 0% 50% 100% 0% 50% 100% 150% 200% 44 Note: TTM = Trailing Twelve Months. Comparison of TTM 2Q’13 to TTM 2Q’16. TTM 2Q’13 represents the cyclical low in aggregates vo lumes. -15% 15% 45% Unit Margin Price Volume Total Margin $ PROFITABILITY IMPROVEMENT CONSISTENT WITH LONGER - RANGE GOALS 2Q’16 TTM versus 2Q’13 TTM, by Geographic Operational Area WIDESPREAD PROFITABILITY GAINS DEMONSTRATE POWER OF ‘CONTINUOUS COMPOUNDING IMPROVEMENTS’

FURTHER TO GO: ADDITIONAL PROFIT IMPROVEMENT AHEAD 45 PROFITABILITY IMPROVEMENT CONSISTENT WITH LONGER - RANGE GOALS Constructive pricing climate Operating leverage Efficiencies with better product mix Continued production and cost disciplines Excellence in delivering value for customers Ties to full and fair return on capital Ties to ~5% annual price growth and 60% flow through on incremental revenue $4.19 $6.02 $8.25 TTM 2Q'13 TTM 2Q'16 Goal at Normal Demand ~

CASE EXAMPLE OF RECOVERY IN ACTION: METRO ATLANTA 46

47 Well positioned to serve customers Great momentum, consistent execution More leverage to come CASE EXAMPLE OF RECOVERY IN ACTION: METRO ATLANTA

CASE EXAMPLE OF RECOVERY IN ACTION: METRO ATLANTA

Vulcan Materials Company

VULCAN'S POSITION IN METRO ATLANTA


Canton
Cumming
Cartersville
Woodstock
Alpharetta
Buford
Kennesaw
Roswell
Rockmart
Marietta
Dunwoody
Lawrenceville
Tucker
Loganville
Mableton
Atlanta
Douglasville
Redan
Forest Park
Carrollton
Tyrone
McDonough
Newnan
Griffin
Vulcan's Atlanta Area Facilities
Ready Mix Concrete Plant
Stone Quarry

48

Norcross – Dec. 1959

Norcross – Feb. 2016

CASE EXAMPLE OF RECOVERY IN ACTION: METRO ATLANTA

Vulcan Materials Company

VULCAN'S METRO ATLANTA POSITION HAS BEEN BUILT OVER TIME


1970
Canton
Cumming
Cartersville
Buford
Woodstock
Alpharetta
Kennesaw
Rockmart
Roswell
Marietta
Dunwoody
Lawrenceville
Tucker
Loganville
Mableton
Atlanta
Douglasville
Redan
Forest Park
Carrollton
Tyrone
McDonough
Newnan
Griffin
Vulcan's Atlanta Area Quarries
Vulcan's Atlanta Footprint, 1970

51

CASE EXAMPLE OF RECOVERY IN ACTION: METRO ATLANTA

Vulcan Materials Company

VULCAN'S METRO ATLANTA POSITION HAS BEEN BUILT OVER TIME


1980
Canton
Cumming
Cartersville
Buford
Woodstock
Alpharetta
Kennesaw
Rockmart
Roswell
Marietta
Dunwoody
Lawrenceville
Tucker
Loganville
Mableton
Atlanta
Douglasville
Redan
Carrollton
Forest Park
Tyrone
McDonough
Newnan
Griffin
Vulcan's Atlanta Area Quarries
Vulcan's Atlanta Footprint, 1980

52

CASE EXAMPLE OF RECOVERY IN ACTION: METRO ATLANTA

Vulcan Materials Company

VULCAN'S METRO ATLANTA POSITION HAS BEEN BUILT OVER TIME


1990
Canton
Cumming
Cartersville
Buford
Woodstock
Alpharetta
Kennesaw
Rockmart
Roswell
Marietta
Dunwoody
Lawrenceville
Tucker
Loganville
Mableton
Atlanta
Redan
Douglasville
Forest Park
Carrollton
Tyrone
McDonough
Newnan
Griffin
Vulcan's Atlanta Area Quarries
Vulcan's Atlanta Footprint, 1990

53

CASE EXAMPLE OF RECOVERY IN ACTION: METRO ATLANTA

Vulcan Materials Company

VULCAN'S METRO ATLANTA POSITION HAS BEEN BUILT OVER TIME


2000
Canton
Cumming
Cartersville
Woodstock
Buford
Alpharetta
Kennesaw
Rockmart
Roswell
Marietta
Dunwoody
Lawrenceville
Tucker
Loganville
Mableton
Atlanta
Redan
Douglasville
Forest Park
Carrollton
Tyrone
McDonough
Newnan
Griffin
Vulcan's Atlanta Area Quarries
Vulcan's Atlanta Footprint, 2000

54

CASE EXAMPLE OF RECOVERY IN ACTION: METRO ATLANTA

Vulcan Materials Company

VULCAN'S METRO ATLANTA POSITION HAS BEEN BUILT OVER TIME


2010
Canton
Cumming
Cartersville
Buford
Woodstock
Alpharetta
Kennesaw
Rockmart
Roswell
Marietta
Dunwoody
Lawrenceville
Tucker
Loganville
Mableton
Atlanta
Redan
Douglasville
Forest Park
Carrollton
Tyrone
McDonough
Newnan
Griffin
Vulcan's Atlanta Area Quarries
Vulcan's Atlanta Footprint, 2010

55

CASE EXAMPLE OF RECOVERY IN ACTION: METRO ATLANTA

Vulcan Materials Company

VULCAN'S POSITION IN METRO ATLANTA


2016
Canton
Cumming
Cartersville
Buford
Woodstock
Alpharetta
Kennesaw
Rockmart
Roswell
Marietta
Dunwoody
Lawrenceville
Tucker
Loganville
Mableton
Atlanta
Douglasville
Redan
Forest Park
Carrollton
Tyrone
McDonough
Newnan
Griffin
Vulcan's Atlanta Area Quarries
Vulcan's Atlanta Footprint Today

56

57 GREAT MOMENTUM, CONSISTENT EXECUTION

Aggregates Results – Unit Profitability Sales and Production Mix Operating Efficiency and Leverage Price for Service Effective Management Drives Growth in Unit Profitability IMPROVEMENT IN AGGREGATES PROFITABILITY CASE EXAMPLE OF RECOVERY IN ACTION: METRO ATLANTA 58 Gross Profit Continuous improvement in unit margins Gross profit growth in excess of revenue

59 CASE EXAMPLE OF RECOVERY IN ACTION: METRO ATLANTA FURTHER OPPORTUNITIES FOR OPERATING LEVERAGE AHEAD Revenue has increased 108% since 2Q’13 TTM Costs have decreased 11% per ton since 2Q’13 TTM 90% 100% 110% 120% 130% 140% 150% 160% 170% 180% 0% 20% 40% 60% 80% 100% 120% 2Q'06 2Q'07 2Q'08 2Q'09 2Q'10 2Q'11 2Q'12 2Q'13 2Q'14 2Q'15 2Q'16 Volume Freight Adjusted Price per Ton

60 MORE LEVERAGE TO COME

METRO ATLANTA AGGREGATES DEMAND STILL 30% BELOW NORMAL - 0 0 0 0 0 0 0 1972 1976 1980 1984 1988 1992 1996 2000 2004 2008 2012 2016 Source: Company Estimates 61 CASE EXAMPLE OF RECOVERY IN ACTION: METRO ATLANTA Note: Company estimate of total aggregates market demand. Population in 1981: 2.4 million Population in 2011: 5.4 million 30% Below Normal Demand Actual Demand Normal Demand at Per Capita Consumption Rates

UNDERLYING DEMAND DRIVERS IN METRO ATLANTA CASE EXAMPLE OF RECOVERY IN ACTION: METRO ATLANTA 62 Private Demand Public Demand Atlanta population growth forecasted at twice the US average from 2016 to 2025 18 Georgia Companies on Fortune 500 list Cost of living 1.7% below the national average Ranked in the top ten nationally among cities with a need of more single family housing starts to return to historical average ratio State transportation funding levels improved with passage of HB170 Transportation SPLOST on the ballot for November 2016, would raise an additional $500 - $600 million for transportation from 2017 and 2022 Source: Moody’s Analytics, National Association of Realtors, Forbes.

63 CASE EXAMPLE OF RECOVERY IN ACTION: METRO ATLANTA Source: Dodge – For Atlanta, trailing twelve month total dollar of construction starts , indexed to January 2012. YEAR OVER YEAR CONSTRUCTION STARTS ARE RISING TTM Value of Construction Starts in Atlanta 2012 2013 2014 2015 2016

GEORGIA DOT BUDGET, INCLUDING FEDERAL FUNDS 64 CASE EXAMPLE OF RECOVERY IN ACTION: METRO ATLANTA $2.1 $2.2 $2.2 $2.3 $3.1 $3.3 $3.3 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 Billions of Dollars Source: Georgia Department of Transportation and US Department of Transportation, Federal Highway Administration

MORE THAN $12 BILLION IN TRANSPORTATION INVESTMENTS PLANNED OVER THE NEXT 10 YEARS CASE EXAMPLE OF RECOVERY IN ACTION: METRO ATLANTA 65 SR400 Express Lanes $2.4 Billion I - 285/I - 20 West Interchange $910 Million I - 75 Truck Lanes $2.06 Billion Atlanta Marietta Canton Woodstock Alpharetta Roswell Dunwoody Tucker Lawrenceville Forest Park Cumming Buford Tyrone Redan Loganville McDonough Mableton Kennesaw Covington I - 285 / GA400 Improvements I - 85 North Widening: Hamilton Mill to SR 211 $261 Million and SR 211 to US 129 $344 Million Revive 285 $5.9 Billion I - 285/I - 20 East Interchange $534 Million

CASE EXAMPLE OF RECOVERY IN ACTION: METRO ATLANTA

Vulcan Materials Company

VULCAN'S POSITION IN METRO ATLANTA


Canton
Cartersville
Cumming
Woodstock
Alpharetta
Buford
Kennesaw
Roswell
Rockmart
Marietta
Dunwoody
Lawrenceville
Tucker
Loganville
Mableton
Atlanta
Douglasville
Redan
Forest Park
Carrollton
Tyrone
McDonough
Newnan
Griffin
Vulcan's Atlanta Area Facilities
Ready Mix Concrete Plant
Stone Quarry

66

IMPLICATIONS AND EXPECTATIONS FOR THE BALANCE OF 2016 AND CONTINUED GROWTH IN 2017 67

IMPLICATIONS AND EXPECTATIONS FOR THE BALANCE OF 2016 AND CONTINUED GROWTH IN 2017 68 2016 aggregates shipments likely to fall short of 190 million tons as headwinds in TX and CA have continued through August. Due to improved profitability, still trending toward full year adjusted EBITDA of $1 billion At this point we expect 2017 shipment growth across all end - use segments and a clear majority of our markets. Headwinds seen in 2016 should not repeat in 2017 We expect the overall pricing climate to remain favorable The project pipeline and demand outlook also bode well for 2018 and beyond

2016 UPDATE 69 Full year aggregates shipments unlikely to reach 190 million tons - Southeast shipments remain strong - But California and Texas shipments running ~12% below prior year through August year - to - date Pricing momentum remains strong, in - line with expectations Core profitability continues to improve, even in volume - challenged markets - Incremental gross profit flow - through in aggregates - Per ton margins in aggregates - Material margins in asphalt and concrete segments As a result, still trending toward $1 billion in Adjusted EBITDA (lower - end of guidance range) IMPLICATIONS AND EXPECTATIONS FOR THE BALANCE OF 2016 AND 2017

BROAD VIEW OF DYNAMICS FOR 2017: RECOVERY CONTINUES IMPLICATIONS AND EXPECTATIONS FOR THE BALANCE OF 2016 AND 2017 70 Core demand drivers Pre - construction project pipeline Conversion of pipeline to starts Construction sector capacity and bottlenecks Intact, continuing to strengthen across nearly all geographies Very strong entering the year Continuing to build, particularly as public construction joins the recovery Recent start ‘lull’ should moderate/reverse, particularly once past ‘election overhang’ Recent weakness may negatively impact construction activity early in the year Certain markets may remain ‘tight’ as starts pick up, but constraints should gradually ease Large project timing will remain important to FY ‘17 shipments Continued growth across all end uses Growth geographically broad based but strongest in Southeast Rate of shipment recovery

BROAD VIEW OF GEOGRAPHIC TRENDS FOR 2017 IMPLICATIONS AND EXPECTATIONS FOR THE BALANCE OF 2016 AND 2017 71 Strong growth continues 2016 shipment declines in CA and TX should reverse Solid growth in AZ continues Moderate growth in 2017 VA/MD growth aided if sequestration pressures ease Recent shipment weakness in IL should moderate ALSO POSITIVE TRENDS FOR 2018 CA, TX, AZ and NM VA, MD, PA, DE IL, KY Southeast

BROAD VIEW OF END - USE MARKET TRENDS FOR 2017 IMPLICATIONS AND EXPECTATIONS FOR THE BALANCE OF 2016 AND 2017 72 Continued recovery across most markets Entry - level segment seeing some early recovery Continued recovery in most markets, but a few weak spots Pipeline indicators strong, but recent awards/starts are weak Strong pipeline and funding conditions in most markets; some transitioning to higher spending in 2018 and beyond Timing of large project starts will impact 2017 shipments Lagged in the recovery so far; significant pent - up demand Highly variable across markets in 2016; that trend may continue in 2017 Residential (20%) Private Nonresidential (30%) Highways and Roads (30%) Other Public Construction (20%)

PRICING CLIMATE SHOULD REMAIN FAVORABLE OVERALL IMPLICATIONS AND EXPECTATIONS FOR THE BALANCE OF 2016 AND 2017 73 Confidence in and visibility to multi - year recovery Emphasis on improving returns on capital Certain markets ‘supply - constrained’ from a total construction sector perspective Momentum reflected in announced price increases for 2017

OUR FOCUS NOW AND MOVING FORWARD 74

OUR FOCUS NOW AND MOVING FORWARD - SUMMARY 75 Aggregates - led strategy Small actions, big results: continuous, compounding improvement Consistent capital allocation priorities Disciplined investment in organic and acquisition - led growth Continued emphasis on capital returns and costs

CONTINUED EMPHASIS ON CAPITAL RETURNS AND COSTS OUR FOCUS NOW AND MOVING FORWARD 76 Return on Invested Capital Weighted Average Cost of Capital Source: Bloomberg. Up ~500 bps from Q2’13 Down ~160 bps from Q2’13

WHY VULCAN OUR FOCUS NOW AND MOVING FORWARD 77 Domestic aggregates focused business with several years of double - digit revenue growth potential – Shipment growth – Pricing growth Earnings leverage at each stage of the P&L – 60% flow - through and improving unit margins in aggregates – SAG leverage, financial leverage An advantaged asset base and franchise of lasting value Front line management worthy of a recognized industry leader Opportunities for value creating M&A, swaps and greenfield investments An investment grade balance sheet; capacity to fund growth Return of capital through cycle Upside exposure to eventual catch up in US infrastructure investment

APPENDIX 78

APPENDIX

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Cash Gross Profit

General Accepted Accounting Principles (GAAP) does not define "cash gross profit". Thus, this metric should not be considered as alternatives to earnings measures defined by GAAP. We present cash gross profit for the convenience of investment professionals who use this metric in their analyses. We use cash gross profit to assess the operating performance of our various business units and the consolidated company. We do not use cash gross profit as a measure to allocate resources. Reconciliation of this metric to its nearest GAAP measure is presented below:

Cash Gross Profit Trailing Twelve Months (*in millions*)	Q2 2016	Q2 2015	Q2 2014	Q2 2013
Aggregates segment				
Gross Profit	$ 883.1	$ 618.9	$ 461.6	$ 358.1
DDA&A	232.9	228.9	223.3	229.2
Aggregates segment cash gross profit	$1,116.0	$ 847.8	$ 684.9	$ 587.3
Unit shipments - tons	185.3	170.1	151.8	140.2
Aggregates segment cash gross profit per ton	$ 6.02	$ 4.99	$ 4.51	$ 4.19
Asphalt Mix segment				
Gross Profit	$ 91.4	$ 54.2	$ 35.2	$ 29.5
DDA&A	16.6	13.9	9.3	8.3
Aggregates segment cash gross profit	$ 108.0	$ 68.1	$ 44.5	$ 37.8
Concrete segment				
Gross Profit	$ 24.1	$ 14.0	$ (14.9)	$ (32.7)
DDA&A	12.0	14.7	27.7	35.9
Aggregates segment cash gross profit	$ 36.1	$ 28.7	$ 12.8	$ 3.2
Calcium segment				
Gross Profit	$ 3.5	$ 3.8	$ 3.3	$ 1.8
DDA&A	0.8	0.7	11.0	18.6
Aggregates segment cash gross profit	$ 4.3	$ 4.5	$ 14.3	$ 20.4

Same-Store Information

We have provided certain information on a same-store basis. When discussing our financial results in comparison to prior periods, we exclude the operating results of recently acquired/divested businesses that do not have comparable results in the periods being discussed. These recently acquired/divested businesses are disclosed in our Form 10-Q and Form 10-K filings. This approach allows us to evaluate the performance of our operations on a comparable basis. We believe that measuring performance on a same-store basis is useful to investors because it enables evaluation of how our operations are performing period over period without the effects of acquisition and divestiture activity. Our same-store information may not be comparable to similar measures utilized by other entities."

Projected Results

A reconciliation of Non-GAAP financial measures to the equivalent GAAP financial measures for projected results is not available without unreasonable effort. We are unable to predict with reasonable certainty the outcome of legal proceedings, charges associated with acquisitions and divestitures, impairment of long-lived assets and other unusual gains and losses.

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APPENDIX

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Aggregates segment gross profit as a percentage of freight-adjusted revenues

Aggregates segment gross profit margin as a percentage of freight-adjusted revenues is not a GAAP measure. We present this metric as it is consistent with the basis by which we review our operating results. We believe that this presentation is meaningful to our investors as it excludes freight, delivery and transportation revenues which are pass-through activities. It also excludes immaterial other revenues related to services, such as landfill tipping fees, that are derived from our aggregates business. Incremental gross profit as a percentage of freight-adjusted revenues represents the year-over-year change in gross profit divided by the year-over-year change in freight-adjusted revenues. Reconciliation of this metric to its nearest GAAP measure is presented below:

Trailing 12 Months *(in millions)* **Aggregates Incremental Margins (GAAP)**	**Q3 2012**	**Q3 2013**	**Q4 2012**	**Q4 2013**	**Q1 2013**	**Q1 2014**	**Q2 2013**	**Q2 2014**	**Q3 2013**	**Q3 2014**	**Q4 2013**	**Q4 2014**
Gross profit	$ 350.0	$ 383.0	$ 352.1	$ 413.3	$ 342.8	$ 427.0	$ 358.1	$ 461.6	$ 383.0	$ 500.5	$ 413.3	$ 545.1
Volume	142.2	143.6	141	145.9	139.4	147.7	140.2	151.8	143.6	156.3	145.9	160.6
Freight-adjusted sales price	$ 10.33	$ 10.72	$ 10.44	$ 10.80	$ 10.53	$ 10.85	$ 10.64	$ 10.94	$ 10.72	$ 11.00	$ 10.80	$ 11.06
Freight-adjusted revenues	$1,469.5	$1,538.8	$1,471.5	$1,576.3	$1,468.3	$1,601.9	$1,491.7	$1,660.2	$1,538.8	$1,719.9	$1,576.3	$1,776.6
Gross profit margin as a % of freight-adjusted revenues	24%	25%	24%	26%	23%	27%	24%	28%	25%	29%	26%	31%
Incremental GP as a % of freight-adjusted revenues		**48%**		**58%**		**63%**		**61%**		**65%**		**66%**

Trailing 12 Months *(in millions)* **Aggregates Incremental Margins (Excl. Acq.)**	**Q1 2014**	**Q1 2015**	**Q2 2014**	**Q2 2015**	**Q3 2014**	**Q3 2015**	**Q4 2014**	**Q4 2015**	**Q1 2015**	**Q1 2016**	**Q2 2015**	**Q2 2016**
Gross profit	$ 427.0	$ 573.4	$ 461.6	$ 618.9	$ 499.8	$ 681.8	$ 544.2	$ 755.7	$ 573.4	$ 836.4	$ 618.9	$ 883.1
Gross profit for 2014 and 2015 acquisitions	0.0	0.3	0.0	0.6	(0.8)	3.9	(1.0)	1.3	(0.6)	0.5	0.6	2.0
Same store gross profit	$ 427.0	$ 574.7	$ 461.6	$ 618.3	$ 500.5	$ 677.9	$ 545.1	$ 754.4	$ 574.0	$ 835.9	$ 618.3	$ 881.1
Freight-adjusted revenues	$1,601.9	$1,850.2	$1,660.2	$1,925.0	$1,726.1	$2,022.4	$1,794.5	$2,112.5	$1,850.2	$2,219.5	$1,925.0	$2,275.9
Freight-adjusted revenues for 2014 and 2015 acquisitions	0.0	17.9	0.0	45.9	6.2	60.8	17.9	64.4	17.9	53.2	45.9	68.9
Same store freight-adjusted revenues	$1,601.9	$1,819.9	$1,660.2	$1,879.1	$1,719.9	$1,961.6	$1,776.6	$2,048.0	$1,832.3	$2,166.3	$1,879.1	$2,207.0
Gross profit margin as a % of freight-adjusted revenues	28%	31%	28%	33%	29%	35%	31%	37%	31%	39%	33%	40%
Incremental GP as a % of freight-adjusted revenues		**68%**		**72%**		**73%**		**77%**		**78%**		**80%**

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